Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ☐

THE BANK OF NEW YORK
(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)
One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

Rockwood Specialties Group, Inc. (Exact name of obligor as specified in its charter)
Delaware	52-2277390
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
100 Overlook Center Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip code)
Advantis Technologies, Inc. (Exact name of obligor as specified in its charter)
Delaware	58-2206931
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
1400 Bluegrass Lakes Parkway Alpharetta, GA, USA	30004
(Address of principal executive offices)	(Zip code)
AlphaGary Corporation (Exact name of obligor as specified in its charter)
Delaware	56-1803538
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
170 Pioneer Drive Leominster. MA, USA	01453
(Address of principal executive offices)	(Zip code)

CeramTec North America Innovative Ceramic Engineering Corporation (Exact name of obligor as specified in its charter)
Delaware	52-1708698
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
One Technology Place Lauren, SC, USA	29360
(Address of principal executive offices)	(Zip code)
Chemetall Chemical Products Inc. (Exact name of obligor as specified in its charter)
Delaware	22-3175082
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
50 Valley Road Berkley Heights, NJ, USA	07922
(Address of principal executive offices)	(Zip code)
Chemetall Corporation (Exact name of obligor as specified in its charter)
Delaware	22-3140731
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
50 Valley Road Berkley Heights, NJ, USA	07922
(Address of principal executive offices)	(Zip code)
Chemetall Foote Corp. (Exact name of obligor as specified in its charter)
Delaware	51-03807781
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
348 Holiday Inn Drive Kings Mountain, NC, USA	28086
(Address of principal executive offices)	(Zip code)
Chemical Specialties, Inc. (Exact name of obligor as specified in its charter)
North Carolina	56-0751521
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
One Woodlawn Green, Suite 250 200 East Woodlawn Road Charlotte, NC, USA	28217
(Address of principal executive offices)	(Zip code)

2

Compugraphics U.S.A. Inc. (Exact name of obligor as specified in its charter)
Delaware	77-0447768
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
120 C Albright Way Los Gatos, CA, USA	95032
(Address of principal executive offices)	(Zip code)
Cyantek Corporation (Exact name of obligor as specified in its charter)
Delaware	94-3060725
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
3055 Osgood Court Fremont, CA, USA	94539
(Address of principal executive offices)	(Zip code)
Electrochemicals Inc. (Exact name of obligor as specified in its charter)
Delaware	34-1641793
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
5630 Pioneer Creek Drive Maple Plain, MN, USA	55359
(Address of principal executive offices)	(Zip code)
Exsil, Inc. (Exact name of obligor as specified in its charter)
Delaware	77-0414711
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
2575 Melville Road Prescott, AZ, USA	86301
(Address of principal executive offices)	(Zip code)
Foote Chile Holding Company (Exact name of obligor as specified in its charter)
Delaware	84-1468876
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
348 Holiday Inn Drive Kings Mountain, NC, USA	28086
(Address of principal executive offices)	(Zip code)
Lurex, Inc. (Exact name of obligor as specified in its charter)
Delaware	13-5659065
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
7101 Muirkirk Road Beltsville, MD, USA	20705
(Address of principal executive offices)	(Zip code)

3

Oakite Products, Inc. (Exact name of obligor as specified in its charter)
Delaware	13-3218362
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
50 Valley Road Berkley Heights, NJ, USA	07922
(Address of principal executive offices)	(Zip code)
Rockwood America Inc. (Exact name of obligor as specified in its charter)
Delaware	52-2071323
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
100 Overlook Center Princeton, NJ, USA	08540
(Address of principal executive offices)	(Zip code)
Rockwood Pigments NA, Inc. (Exact name of obligor as specified in its charter)
Delaware	06-0850804
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
7101 Muirkirk Road Beltsville, MD, USA	20705
(Address of principal executive offices)	(Zip code)
Rockwood Specialties Inc. (Exact name of obligor as specified in its charter)
Delaware	22-2269008
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
100 Overlook Center Princeton, NJ, USA	08540
(Address of principal executive offices)	(Zip code)
RS Funding Corporation (Exact name of obligor as specified in its charter)
Delaware	74-3073388
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
7101 Muirkirk Road Beltsville, MD, USA	20705
(Address of principal executive offices)	(Zip code)
RW Holding Corp. (Exact name of obligor as specified in its charter)
Delaware	47-0940470
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
100 Overlook Center Princeton, NJ, USA	08540
(Address of principal executive offices)	(Zip code)

4

Sachtleben Corporation (Exact name of obligor as specified in its charter)
Delaware	13-3798109
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
520 Madison Avenue New York, NY, USA	10028
(Address of principal executive offices)	(Zip code)
Southern Clay Products, Inc. (Exact name of obligor as specified in its charter)
Texas	74-4521192
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
5508 Highway 290 West, Suite 206 Austin, TX, USA	78735
(Address of principal executive offices)	(Zip code)
Southern Color N.A., Inc. (Exact name of obligor as specified in its charter)
Delaware	36-4521192
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
7 Swisher Drive Cartersville, GA, USA	30120
(Address of principal executive offices)	(Zip code)

7.625% Senior Subordinated Notes due 2014
(Title of the indenture securities)

5

1.     General information. Furnish the following information as to the Trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223
Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045
Federal Deposit Insurance Corporation	Washington, D.C. 20429
New York Clearing House Association	New York, New York 10005
  (b)
  Whether it is authorized to exercise corporate trust powers.

  Yes.

2.     Affiliations with Obligor.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

  None.

16.   List of Exhibits.

  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

  1.
  A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

  4.
  A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

  6.
  The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

  7.
  A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

6

SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of September, 2005.

THE BANK OF NEW YORK
By:	/s/ VAN K. BROWN Name: VAN K. BROWN Title: VICE PRESIDENT

7

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$2,753,000
Interest-bearing balances	6,045,000
Securities:
Held-to-maturity securities	2,183,000
Available-for-sale securities	21,741,000
Federal funds sold and securities purchased under agreements to resell
Federal funds sold in domestic offices	5,486,000
Securities purchased under agreements to resell	192,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	32,953,000
LESS: Allowance for loan and lease losses	558,000
Loans and leases, net of unearned income and allowance	32,395,000
Trading Assets	6,114,000
Premises and fixed assets (including capitalized leases)	812,000
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	278,000
Customers' liability to this bank on acceptances outstanding	68,000
Intangible assets:
Goodwill	2,039,000
Other intangible assets	736,000
Other assets	5,237,000

Total assets	$86,079,000

LIABILITIES
Deposits:
In domestic offices	$38,768,000
Noninterest-bearing	18,417,000
Interest-bearing	20,351,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	26,246,000
Noninterest-bearing	462,000
Interest-bearing	25,784,000
Federal funds purchased and securities sold under agreements to repurchase
Federal funds purchased in domestic offices	1,224,000
Securities sold under agreements to repurchase	126,000
Trading liabilities	2,927,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	1,245,000
Not applicable
Bank's liability on acceptances executed and outstanding	69,000
Subordinated notes and debentures	1,440,000
Other liabilities	5,976,000

Total liabilities	$78,021,000

Minority interest in consolidated subsidiaries	139,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	2,089,000
Retained earnings	4,716,000
Accumulated other comprehensive income	-21,000
Other equity capital components	0
Total equity capital	7,919,000

Total liabilities, minority interest, and equity capital	$86,079,000

        I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas J. Mastro,
Senior Vice President and Comptroller

        We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi	)
Gerald L. Hassell	)	Directors
Alan R. Griffith	)

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ☐

THE BANK OF NEW YORK
(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)
One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

Rockwood Specialties Group, Inc. (Exact name of obligor as specified in its charter)
Delaware	52-2277390
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
100 Overlook Center Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip code)
Advantis Technologies, Inc. (Exact name of obligor as specified in its charter)
Delaware	58-2206931
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
1400 Bluegrass Lakes Parkway Alpharetta, GA, USA	30004
(Address of principal executive offices)	(Zip code)
AlphaGary Corporation (Exact name of obligor as specified in its charter)
Delaware	56-1803538
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
170 Pioneer Drive Leominster. MA, USA	01453
(Address of principal executive offices)	(Zip code)

CeramTec North America Innovative Ceramic Engineering Corporation (Exact name of obligor as specified in its charter)
Delaware	52-1708698
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
One Technology Place Lauren, SC, USA	29360
(Address of principal executive offices)	(Zip code)
Chemetall Chemical Products Inc. (Exact name of obligor as specified in its charter)
Delaware	22-3175082
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
50 Valley Road Berkley Heights, NJ, USA	07922
(Address of principal executive offices)	(Zip code)
Chemetall Corporation (Exact name of obligor as specified in its charter)
Delaware	22-3140731
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
50 Valley Road Berkley Heights, NJ, USA	07922
(Address of principal executive offices)	(Zip code)
Chemetall Foote Corp. (Exact name of obligor as specified in its charter)
Delaware	51-03807781
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
348 Holiday Inn Drive Kings Mountain, NC, USA	28086
(Address of principal executive offices)	(Zip code)
Chemical Specialties, Inc. (Exact name of obligor as specified in its charter)
North Carolina	56-0751521
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
One Woodlawn Green, Suite 250 200 East Woodlawn Road Charlotte, NC, USA	28217
(Address of principal executive offices)	(Zip code)

2

Compugraphics U.S.A. Inc. (Exact name of obligor as specified in its charter)
Delaware	77-0447768
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
120 C Albright Way Los Gatos, CA, USA	95032
(Address of principal executive offices)	(Zip code)
Cyantek Corporation (Exact name of obligor as specified in its charter)
Delaware	94-3060725
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
3055 Osgood Court Fremont, CA, USA	94539
(Address of principal executive offices)	(Zip code)
Electrochemicals Inc. (Exact name of obligor as specified in its charter)
Delaware	34-1641793
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
5630 Pioneer Creek Drive Maple Plain, MN, USA	55359
(Address of principal executive offices)	(Zip code)
Exsil, Inc. (Exact name of obligor as specified in its charter)
Delaware	77-0414711
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
2575 Melville Road Prescott, AZ, USA	86301
(Address of principal executive offices)	(Zip code)
Foote Chile Holding Company (Exact name of obligor as specified in its charter)
Delaware	84-1468876
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
348 Holiday Inn Drive Kings Mountain, NC, USA	28086
(Address of principal executive offices)	(Zip code)
Lurex, Inc. (Exact name of obligor as specified in its charter)
Delaware	13-5659065
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
7101 Muirkirk Road Beltsville, MD, USA	20705
(Address of principal executive offices)	(Zip code)

3

Oakite Products, Inc. (Exact name of obligor as specified in its charter)
Delaware	13-3218362
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
50 Valley Road Berkley Heights, NJ, USA	07922
(Address of principal executive offices)	(Zip code)
Rockwood America Inc. (Exact name of obligor as specified in its charter)
Delaware	52-2071323
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
100 Overlook Center Princeton, NJ, USA	08540
(Address of principal executive offices)	(Zip code)
Rockwood Pigments NA, Inc. (Exact name of obligor as specified in its charter)
Delaware	06-0850804
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
7101 Muirkirk Road Beltsville, MD, USA	20705
(Address of principal executive offices)	(Zip code)
Rockwood Specialties Inc. (Exact name of obligor as specified in its charter)
Delaware	22-2269008
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
100 Overlook Center Princeton, NJ, USA	08540
(Address of principal executive offices)	(Zip code)
RS Funding Corporation (Exact name of obligor as specified in its charter)
Delaware	74-3073388
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
7101 Muirkirk Road Beltsville, MD, USA	20705
(Address of principal executive offices)	(Zip code)
RW Holding Corp. (Exact name of obligor as specified in its charter)
Delaware	47-0940470
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
100 Overlook Center Princeton, NJ, USA	08540
(Address of principal executive offices)	(Zip code)

4

Sachtleben Corporation (Exact name of obligor as specified in its charter)
Delaware	13-3798109
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
520 Madison Avenue New York, NY, USA	10028
(Address of principal executive offices)	(Zip code)
Southern Clay Products, Inc. (Exact name of obligor as specified in its charter)
Texas	74-4521192
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
5508 Highway 290 West, Suite 206 Austin, TX, USA	78735
(Address of principal executive offices)	(Zip code)
Southern Color N.A., Inc. (Exact name of obligor as specified in its charter)
Delaware	36-4521192
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
7 Swisher Drive Cartersville, GA, USA	30120
(Address of principal executive offices)	(Zip code)

7.500% Senior Subordinated Notes due 2014
(Title of the indenture securities)

5

1.     General information. Furnish the following information as to the Trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223
Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045
Federal Deposit Insurance Corporation	Washington, D.C. 20429
New York Clearing House Association	New York, New York 10005
  (b)
  Whether it is authorized to exercise corporate trust powers.

  Yes.

2.     Affiliations with Obligor.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

  None.

16.   List of Exhibits.

  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

  1.
  A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

  4.
  A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

  6.
  The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

  7.
  A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

6

SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of September, 2005.

THE BANK OF NEW YORK
By:	/s/ VAN K. BROWN Name: VAN K. BROWN Title: VICE PRESIDENT

7

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$2,753,000
Interest-bearing balances	6,045,000
Securities:
Held-to-maturity securities	2,183,000
Available-for-sale securities	21,741,000
Federal funds sold and securities purchased under agreements to resell
Federal funds sold in domestic offices	5,486,000
Securities purchased under agreements to resell	192,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	32,953,000
LESS: Allowance for loan and lease losses	558,000
Loans and leases, net of unearned income and allowance	32,395,000
Trading Assets	6,114,000
Premises and fixed assets (including capitalized leases)	812,000
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	278,000
Customers' liability to this bank on acceptances outstanding	68,000
Intangible assets:
Goodwill	2,039,000
Other intangible assets	736,000
Other assets	5,237,000

Total assets	$86,079,000

LIABILITIES
Deposits:
In domestic offices	$38,768,000
Noninterest-bearing	18,417,000
Interest-bearing	20,351,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	26,246,000
Noninterest-bearing	462,000
Interest-bearing	25,784,000
Federal funds purchased and securities sold under agreements to repurchase
Federal funds purchased in domestic offices	1,224,000
Securities sold under agreements to repurchase	126,000
Trading liabilities	2,927,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	1,245,000
Not applicable
Bank's liability on acceptances executed and outstanding	69,000
Subordinated notes and debentures	1,440,000
Other liabilities	5,976,000

Total liabilities	$78,021,000

Minority interest in consolidated subsidiaries	139,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	2,089,000
Retained earnings	4,716,000
Accumulated other comprehensive income	-21,000
Other equity capital components	0
Total equity capital	7,919,000

Total liabilities, minority interest, and equity capital	$86,079,000

        I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas J. Mastro,
Senior Vice President and Comptroller

        We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi	)
Gerald L. Hassell	)	Directors
Alan R. Griffith	)